UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 22, 2013

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2013, the Board of Directors ("Board") of the Federal Home Loan Bank of Indianapolis ("Bank") adopted 2014 Performance Period Award Goals for the Bank's 2012 Incentive Plan effective as of January 2, 2012, and as subsequently amended ("Plan"), which provides incentive compensation arrangements for certain Bank employees, including the Bank's principal executive officer, principal financial officer and other named executive officers. The Bank further amended the Bank's 2011 Long Term Incentive Plan’s ("LTIP") Performance Goals and Gap Year Performance Goals to clarify the description of how it calculates certain metrics, which descriptions are also clarified in the Bank’s 2014 Annual Award Performance Goals and Deferred Award Performance Goals. The Bank's Annual Award Performance Period Goals for 2013 remain in effect and are otherwise unchanged.
The 2014 Annual Award Performance Period Goals relate to specific mission goals for the Bank's profitability, member products (including advances, Mortgage Purchase Program, and our Community Investment Program), Information Technology, and Risk Management and Reporting performance. In addition, the Board has established Deferred Award Performance Goals for Level I Participants for the three-year period covering calendar years 2015 through 2017. The Performance Goals for this Deferred Award relate to the Bank's profitability, retained earnings and prudential management objectives, and are the same as the Deferred Award Performance Goals established as to the three-year period covering 2014-2016 adopted with the 2013 Performance Period Award Goals and the Deferred Award Performance Goals established as to the three-year period covering 2013-2015 adopted with the 2012 Performance Period Award Goals. The achievement of these goals for each Performance Period determines the value of an Annual Award or Deferred Award.
In accordance with Federal Housing Finance Agency ("Finance Agency") regulation, the Bank will submit the Performance Goals established and clarified by the Board of Directors to the Director of the Finance Agency for review and non-objection. A copy of the Plan setting forth new 2014 Performance Period Award Goals, the Deferred Award Performance Goals, and incorporating the clarifications to the LTIP and Gap Year Performance Goals is included herein as Exhibit 10.1 and incorporated by reference herein. The foregoing description of the Plan is qualified in its entirety by reference to the Plan.

Item 9.01.	Financial Statements and Exhibits

A copy of the amended Federal Home Loan Bank of Indianapolis 2012 Incentive Plan setting forth the 2014 Performance Goals as updated is attached as Exhibit 10.1 and incorporated by reference in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 26, 2013

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer

By:	/s/ DANIEL A. LANE
Daniel A. Lane
First Vice President - General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	2012 Federal Home Loan Bank of Indianapolis Incentive Plan, as updated November 22, 2013